UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2006
ASPECT MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-24663	04-2985553

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Needham Street Newton, Massachusetts	02464-1505

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On October 25, 2006, Aspect Medical Systems, Inc. announced its financial results for the fiscal quarter ended September 30, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
          In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of Statement of Financial Accounting Standards No. 123(R), “SFAS No. 123R”.
          The non-GAAP financial measures used by management and disclosed by the Company exclude the income statement effects of all forms of share-based compensation and the effects of SFAS No.123R upon the number of diluted shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures disclosed by the Company are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The non-GAAP financial measures disclosed by the Company may be different from, and therefore may not be comparable to, similar measures used by other companies. Reconciliations of the GAAP to non-GAAP income statement financial measures for the three and nine months ended September 30, 2006 and expected net income per diluted share for the fourth quarter of 2006 are set forth in the financial tables attached to the earnings release and the reconciliations to those GAAP financial statements should be carefully considered.
          The Company applied the modified prospective method of adoption of SFAS No. 123R, under which the effects of SFAS No. 123R are reflected in the Company’s GAAP financial statement presentations for and after the three and nine months ended September 30, 2006, but are not reflected in results for prior periods. Gross profit margin, costs of revenue, expenses (research and development, sales and marketing, general and administrative), operating income, net income and net income per share (referred to as earnings per share, or EPS) are the primary financial measures management uses for planning and forecasting future periods that are affected by shared-based compensation. Because management reviews these financial measures calculated without taking into account the effects of the new requirements under SFAS No.123R, these financial measures are treated as “non-GAAP financial measures” under Securities and Exchange Commission rules. Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on a consolidated basis and as a means to evaluate the Company’s results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results.
          Management and the Board of Directors will continue to compare the Company’s historical consolidated results of operations (revenue, costs of revenue, gross profit margin, research and development expenses, sales and marketing expenses, general and administrative expenses, operating income as well as net income and EPS), excluding stock-based compensation, to financial information prepared on the same basis during the Company’s budget and planning process, to assess the business and to compare consolidated results to the objectives identified for the Company. The Company’s budget and planning process culminates with the preparation of a consolidated annual budget that includes these non-GAAP financial measures (gross profit margin, costs of revenue, research and development expenses, sales and marketing expenses, general and administrative expenses, operating income, net income and EPS). This budget, once finalized and approved, serves as the basis for allocation of resources and management of operations. While share-based compensation is a significant expense affecting the Company’s results of operations, management excludes share-based compensation from the Company’s consolidated budget and planning process to facilitate period to period comparisons and to assess changes in gross margin, net income and earnings per share targets in relation to changes in forecast revenue.
          Profit-dependent cash incentive pay to employees, including senior management, also is calculated using formulae that incorporate the Company’s annual results excluding share-based compensation expense.
          The Company discloses this information to the public to enable investors who wish to more easily assess the Company’s performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis among other companies that separately identify share-based compensation expenses. In particular, as the Company begins to apply SFAS No. 123R, the Company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of SFAS No. 123R are being reflected on the Company’s income statements.
          Although these non-GAAP financial measures adjust expense, and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the Company’s compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Management takes into consideration this aspect of the non-GAAP financial measures by evaluating the dilutive effect of the Company’s share-based compensation arrangements on the Company’s basic and diluted earnings per share calculations and by reviewing other quantitative and qualitative information regarding the Company’s share-based compensation arrangements.
          The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
          99.1      Press release dated October 25, 2006

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2006	ASPECT MEDICAL SYSTEMS, INC.
	By:	/s/ Michael Falvey
		Name:	Michael Falvey
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 25, 2006